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                                     UNITED STATES

                           SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC  20549


                                        FORM 8-K

                                     CURRENT REPORT


                         Pursuant to Section 13 or 15 (d) of
                         the Securities Exchange Act of 1934


                  Date of Report (date of earliest event reported):
                                 January 27, 2004


                                      AIRGAS, INC.
                ______________________________________________________
                (Exact name of registrant as specified in its charter)



              Delaware                 1-9344               56-0732648
            _______________   _______________________   __________________
            (State or other   (Commission File Number)  (I.R.S. Employer
            jurisdiction of                             Identification No.)
            incorporation)



                        259 North Radnor-Chester Road, Suite 100
                                Radnor, PA  19087-5283
                        _________________________________________
                        (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                    ______________



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Item 5.  Other Events
         ____________

   On January 27, 2004, Airgas, Inc. announced that it has signed a non-binding letter of intent to acquire most of the assets of the U.S. packaged gas business of BOC Group (NYSE: BOX) in a transaction valued up to $200 million.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

  99.1 - Press Release dated January 27, 2004


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                                   Signatures
                                   __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AIRGAS, INC.
                                             ____________
                                             (Registrant)


                                              BY:  /s/ Robert M. McLaughlin
                                                   ------------------------
                                                   Robert M. McLaughlin
                                                   Vice President & Controller


DATED:     January 27, 2004